                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                          ALLIED DEVICES CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
                   N/A
        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
                   N/A
        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                   N/A
        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
                   N/A
        ------------------------------------------------------------------------
    (5) Total fee paid:
                   N/A
        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
                   N/A
        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
                   N/A
        ------------------------------------------------------------------------
    (3) Filing Party:
                   N/A
        ------------------------------------------------------------------------
    (4) Date Filed:
                   N/A
        ------------------------------------------------------------------------

                           ALLIED DEVICES CORPORATION

                               ------------------

                    Notice of Annual Meeting of Stockholders
                            to be held April 17, 2001

                               ------------------

                                                      Hicksville, New York
                                                      March 1, 2001

To the Holders of Common Stock
of ALLIED DEVICES CORPORATION:

            The Annual Meeting of the Stockholders of ALLIED DEVICES CORPORATION will be held at the offices of Torys, 237 Park Avenue, 20th Floor, New York, New York 10017, on April 17, 2001 at 9:30 o'clock A.M. for the following purposes, as more fully described in the accompanying Proxy Statement:

            1. To elect directors of the Company for the ensuing year.

            2. To consider and take action upon a proposal to ratify the Board of Directors' selection of BDO Seidman, LLP to serve as the Company's independent auditors for the Company's fiscal year ending September 30, 2001.

            3. To consider and take action upon a proposal to amend the Company's 1993 Stock Option Plan to increase from 1,500,000 to 2,000,000 the number of shares of Common Stock available for options under the plan.

            4. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

            The close of business on February 23, 2001, has been fixed by the Board of Directors as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting.

                       By Order of the Board of Directors,

                                                Mark Hopkinson, Secretary

            You are cordially invited to attend the Meeting in person. If you do not expect to be present, please mark, sign and date the enclosed form of Proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that your vote can be recorded.

                                 PROXY STATEMENT



            This Proxy Statement, which will be mailed commencing on or about March 1, 2001 to the persons entitled to receive the accompanying Notice of Annual Meeting of Stockholders, is provided in connection with the solicitation of Proxies on behalf of the Board of Directors of Allied Devices Corporation (the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held on April 17, 2001, and at any adjournment or adjournments thereof, for the purposes set forth in such Notice. The Company's executive office is located at 325 Duffy Avenue, Hicksville, New York 11801.

            Any Proxy may be revoked at any time before it is exercised. The casting of a ballot at the Meeting by a stockholder who may theretofore have given a Proxy or the subsequent delivery of a Proxy will have the effect of revoking the initial Proxy.

            At the close of business on February 23, 2001, the record date stated in the accompanying Notice, the Company had outstanding 4,948,392 shares of common stock, $.001 par value ("Common Stock"), each of which is entitled to one vote with respect to each matter to be voted on at the Meeting. The Company has no class or series of stock outstanding other than the Common Stock.

            Directors are elected by plurality vote. Adoption of Proposals 2 and 3 will require the affirmative vote of a majority of the shares of Common Stock present and voting thereon at the Meeting. Abstentions and broker non-votes (as hereinafter defined) will be counted as present for the purpose of determining the presence of a quorum. For the purpose of determining the vote required for approval of matters to be voted on at the Meeting, shares held by stockholders who abstain from voting will be treated as being "present" and "entitled to vote" on the matter and, thus, an abstention has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a stockholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as "present" and "entitled to vote" on the matter and, thus, a broker non-vote or the withholding of a proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to shares of Common Stock represented at the Meeting in person or by proxy by a broker or nominee where such broker or nominee (i) has not received voting instructions on a particular matter from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on such matter.

                           I. ELECTION OF DIRECTORS

            Five directors will be elected at the Annual Meeting of Stockholders to be held on April 17, 2001, each to serve until the 2002 Annual Meeting of Stockholders and until a successor shall have been chosen and qualified. It is the intention of each of the persons named in the accompanying form of Proxy to vote the shares of Common Stock represented thereby in favor of the nominees listed in the following table, unless otherwise instructed in such Proxy. All of such nominees are presently serving as directors. In case any of the nominees is unable or declines to serve, such persons reserve the right to vote the shares of Common Stock represented by such Proxy for another person duly nominated by the Board of Directors in such nominee's stead. The Board of Directors has no reason to believe that the nominees named will be unable or will decline to serve.

            Certain information concerning the nominees for election as directors is set forth below. Such information was furnished by them to the Company.


                                                   Shares of Common Stock
                                                  Owned Beneficially as of        Percent
Name and Certain Biographical Information           January 15, 2001(1)          of Class
-----------------------------------------           -------------------          --------
MARK HOPKINSON, age 53, has been Chairman of            1,028,910(2)              19.68%
    the Board since 1981, when he and Mr.
    Bartow organized the acquisition of the
    Company. He also served as President of
    the Company from 1981 until March 1994. He
    is a graduate of the University of
    Pennsylvania and of the Harvard Graduate
    School of Business Administration. Prior
    to acquiring the Company, he was a
    management consultant, working with
    Theodore Barry & Associates from 1977 to
    1978 and later as an independent and with
    the Nicholson Group from 1978 to 1981. The
    focus of his work in the period leading up
    to 1981 was development of emerging growth
    companies, both in the United States and
    in lesser developed countries. He served
    as an officer in the United States Navy
    from 1969 to 1972.

P.K. BARTOW, age 53, is President of The                  841,866(3)              16.27%
    InterBusiness Marketing Group. From March,
    1994 through November, 1998, he was
    President of the Company. He served as
    Vice President of the Company from when he
    and Mr. Hopkinson organized its
    acquisition in 1981 until March 1994.
    While active in management at the Company,
    Mr. Bartow was Director of Marketing and
    Sales, and he continues to provide
    marketing consulting services to the
    Company. Prior to acquiring the Company,
    Mr. Bartow had joined the Nicholson Group
    in 1978, and performed facility and
    feasibility studies for emerging growth
    companies. Mr. Bartow received a BA degree
    from Williams College in 1970, and a
    M.Arch degree from the University of
    Pennsylvania in 1974.

SALVATOR BALDI, age 79, was one of the                    653,075(4)              12.62%
    original founders of the Company in 1947.
    He has been a Director of the Company
    since February, 1994. The business was
    started as a general machine shop and
    developed through the years as a supplier
    to certain principal competitors of the
    Company in the market for standardized
    precision mechanical parts. By the late
    1970's, the Company had become a
    competitor, offering its own catalog of
    components. He and his partners sold the
    Company to the investor group assembled by
    Mr. Hopkinson and Mr. Bartow in October
    1981, with Mr. Baldi remaining with the
    Company under an employment contract. By
    the time his contract expired two years
    later, Mr. Baldi had negotiated to
    repurchase an interest in the Company. He
    is active in the operations of the
    Company, working an abbreviated work
    schedule.

CHRISTOPHER T. LINEN, age 53, became a                    186,000(5)               3.68%
    Director of the Company during fiscal
    1997. He is currently the principal of
    Christopher Linen & Company, through which
    he has invested in a series of early
    stage, internet and technology-related
    enterprises. Prior to this, from 1975
    until 1996, he was an executive with Time
    Inc. (later Time Warner Inc.) where he
    managed a series of six subsidiaries or
    divisions in Asia, Latin America, the
    United States, and worldwide. He is a
    director of six privately held companies
    and a Trustee of The Family Academy, an
    experimental public school. He holds a BA
    from Williams College and attended the
    Graduate School of Business Administration
    at New York University.


                                                                               4

                                                   Shares of Common Stock
                                                  Owned Beneficially as of        Percent
Name and Certain Biographical Information           January 15, 2001(1)          of Class
-----------------------------------------           -------------------          --------
MICHAEL MICHAELSON, age 78, has been a                    185,000(6)               3.60%
    Director of the Company since 1990. He has
    been President and sole stockholder of
    Rainwater Associates, Inc. since 1979,
    providing management and marketing
    consultation services to clients
    principally in publishing and related
    industries. From 1986 to 1989, he was
    Chairman of the Council on Economic
    Priorities. From 1977 to 1979, he was
    co-founder and Chairman of the Board of
    Games Magazine, which was sold to Playboy
    magazine in 1979. From 1970 to 1978, Mr.
    Michaelson worked for Publishers Clearing
    House, where he was Senior Vice President.
    From 1968 to 1970, he was President and
    founder of Campus Subscriptions, Inc. Mr.
    Michaelson served in the United States
    Army in the South Pacific during World War
    II, where he was a Company Commander in
    the 35th infantry, 25th division and
    received the Bronze Star and the Purple
    Heart. He received a BS degree from New
    York University in 1948.

-------------------------

(1) Except as indicated hereafter, each of the nominees has sole voting and investment power with respect to all shares shown in the table as beneficially owned by him.

(2) Mark Hopkinson is General Partner of the Hopkinson Family Partnership (in which he has exclusive management rights), which owns 700,000 of the shares included herein. Also included in Mr. Hopkinson's shareholdings are 279,000 shares represented by currently exercisable options. Mr. Hopkinson disclaims beneficial ownership of 15,700 shares owned by his wife.

(3) Included in Mr. Bartow's shareholdings are 225,000 shares represented by currently exercisable options. Mr. Bartow disclaims beneficial ownership of 15,000 shares owned by his immediate family.

(4) Included in Mr. Baldi's shareholdings are 225,000 shares represented by currently exercisable options. Mr. Baldi disclaims beneficial ownership of 100,000 shares owned by his wife and 95,000 shares owned by various members of his immediate family.

(5) Included in Mr. Linen's shareholdings are 100,000 shares represented by currently exercisable options.

(6) Included in Mr. Michaelson's shareholdings are 185,000 shares represented by currently exercisable options. Mr. Michaelson disclaims beneficial ownership of 216,000 shares owned by his wife.

            During the fiscal year ended September 30, 2000, the Board of Directors of the Company met ten times. Each of the persons named in the table above attended at least 90% of the meetings of the Board of Directors which were held during the time that such person served.

            The Board has a Compensation Committee. The members of the Compensation Committee are Michael Michaelson, who serves as Chairman, and Christopher T. Linen. The Compensation Committee makes recommendations to the full Board as to compensation of senior management and determines the executives who are to receive options and the number of shares subject to each option. The Compensation Committee met once during the fiscal year ended September 30, 2000.

            The Board has an Audit Committee. The members of the Audit Committee are Christopher T. Linen, who serves as Chairman, and Michael Michaelson. The Audit Committee meets at least once per year in advance of the Annual Meeting of Stockholders of the Company with the Company's independent auditors. The Audit Committee acts as a liaison between the Board and the independent auditors and annually recommends to the Board the appointment of the independent auditors. The Audit Committee reviews with the independent auditors the planning and scope of the audits of the financial statements, the results of those audits and the adequacy of the Company's internal accounting controls.

            The directors and officers of the Company, other than Messrs. Linen, Bartow and Michaelson, are active in its business on a day-to-day basis. No family relationships exist between any of the directors and officers of the Company, except that Philip Baldi, son of Salvator Baldi, a Director of the Company, is a Divisional Vice-President and Manager of the Company.

            The Company's Certificate of Incorporation contains a provision, authorized by Nevada law, which eliminates the personal liability of a director of the Company to the Company or to any of its stockholders for monetary damages for a breach of his fiduciary duty as a director, except in the case where the director breached his duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase in violation of Nevada corporate law, or obtained an improper personal benefit.

COMPENSATION OF EXECUTIVE OFFICERS

            The following table sets forth information for the fiscal years ended September 30, 2000, 1999 and 1998 concerning the compensation paid or awarded to the Chairman and Chief Executive Officer of the Company. No other executive officer of the Company received fiscal 2000 salary and bonus compensation which exceeded $100,000. The Company's outside Directors receive $1,250 per quarter for their services as such, reimbursement for any expenses they may incur in connection with their services as directors and annually 25,000 options to purchase the Company's stock.

                           SUMMARY COMPENSATION TABLE


                                                             Long term
                                                            Compensation
Name of Officer and     Fiscal               Other Annual  Awards-Options
Principal Position       Year     Salary     Compensation        (#)
-------------------     ------    ------     ------------  --------------
Mark Hopkinson,          2000      $128,535       $0           225,000
Chairman and Chief       1999      $123,725       $0           22,000
Executive Officer        1998      $110,005       $0              0

            Under the terms of the Company's 1993 Incentive Stock Option Plan, 225,000 and 22,000 options were granted to the Chief Executive Officer of the Company during fiscal years 2000 and 1999, respectively.

   AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR
                                     VALUES.


                                               Number of
                                               Securities         Value of
                                               Underlying       Unexercised
                                               Unexercised      In-the-Money
                                             Options/SARs at    Options/SARs
                                               FY-END (#)     at FY-End ($)(1)
                                     Value
                   Shares Acquired  Realized  Exercisable/      Exercisable/
      Name         On Exercise (#)    ($)     Unexercisable     Unexercisable
      ----         ---------------    ---     -------------     -------------
Mark Hopkinson            -          $ -        279,000/0        $707,664/$0

-----------------------

(1) In-the-money options are those for which the fair market value of the underlying Common Stock exceeds the exercise price of the option. The value of the in-the- money options is determined in accordance with regulations of the Securities and Exchange Commission by subtracting the aggregate exercise price of the option from the aggregate year-end value of the underlying Common Stock.

            No compensation to management has been waived or accrued to date.

            Under the terms of its employee stock option plan (adopted in October 1993 and amended in December 1995 and March 1998), the Board of Directors is empowered at its discretion to award options to purchase an aggregate of 1,500,000 shares of the Company's Common Stock to key employees. Prior to fiscal 2000, the Company had granted options to purchase an aggregate of 454,100 shares to key employees and Directors, with exercise prices ranging from $0.35 to $3.00 per share. During fiscal 2000, 12,000 such options were cancelled when an option-holder left the employment of the Company. Also during fiscal 2000, the

Company granted options to purchase 1,049,400 shares of the Company's common stock, at exercise prices ranging from $1.031 to $2.87, to 9 individuals (one executive, four Directors and four non-executive managers).

STOCK OPTION PLAN

            In October 1993, the Company adopted its 1993 Stock Option Plan (the "Plan"), which empowered the Board of Directors at its discretion to award options to purchase an aggregate of 1,000,000 shares of Common Stock to key employees. In December 1995, the Board of Directors adopted an amendment to the Plan, approved by the stockholders in March, 1996, to increase the number of shares of Common Stock available for options under the Plan to 1,250,000. In January 1998, the Board of Directors adopted an amendment to the Plan, approved by the stockholders in March, 1998, to increase the number of shares of Common Stock available for options under the Plan to 1,500,000. In February, 2001, the Board of Directors adopted an amendment to the Plan, subject to approval by the stockholders, to increase the number of shares available for options under the Plan to 2,000,000. See "III. Approval of Amendment to the 1993 Stock Option Plan" below.

            The Compensation Committee of the Board of Directors determines the executives who are to receive options and the number of shares to be subject to each option. The Executive Committee determines the persons who are not executives who are to receive options and the number of shares to be subject to each option. In selecting individuals for options and determining the terms thereof, the Compensation Committee and/or the Executive Committee may consider any factors it deems relevant, including present and potential contributions to the success of the Company. Options granted under the Plan must be exercised within a period fixed by the Compensation Committee or the Executive Committee, which may not exceed ten years from the date of the option or, in the case of incentive stock options granted to any holder on the date of grant of more than ten percent of the total combined voting power of all classes of stock of the Company, five years from the date of grant of the option. Options may be made exercisable in whole or in installments, as determined by the Compensation Committee or the Executive Committee.

            Options may not be transferred other than by will or the laws of descent and distribution and, during the lifetime of an optionee, may be exercised only by the optionee. The exercise price may not be less than the market value of the Common Stock on the date of grant of the option. In the case of incentive stock options granted to any holders on the date of grant of more than ten percent of the total combined voting power of all classes of stock of the Company and its subsidiaries, the exercise price may not be less than 110% of the market value per share of the Common Stock on the date of grant. Unless designated as "incentive stock options" intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, options which are granted under the Plan are intended to be "nonstatutory stock options". The exercise price may be paid in cash, shares of Common Stock owned by the optionee, or in a combination of cash and shares.

            The Plan provides that, in the event of changes in the corporate structure of the Company or certain events affecting the Common Stock, the Compensation Committee, or the Board of Directors in the case of options granted to directors, may, in its discretion, make adjustments with respect to the number of shares which may be issued under the Plan or which are covered by outstanding options, in the exercise price per share, or both. The Compensation Committee may in its discretion provide that, in connection with any merger or consolidation in which the Company is not the surviving corporation or any sale or transfer by the Company of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group of all or a majority of the then outstanding voting securities of the Company, outstanding options under the Plan will become exercisable in full or in part, notwithstanding any other provision of the Plan or of any outstanding options granted thereunder, on and after (i) 15 days prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be.

            Either authorized and unissued shares or treasury shares of Common Stock, or both, may be used for purposes of the Plan. Shares covered by options which terminate or expire prior to exercise will be available for further options under the Plan.

            For federal income tax purposes, an employee will not recognize income upon the grant of a nonqualified stock option. However, except in the case of certain employees who are subject to Section 16(b) of the Securities Exchange Act of 1934, an employee will recognize ordinary income upon the exercise of a nonqualified stock option equal to the excess (if any) of the fair market value of the shares purchased at the time of exercise over the exercise price. The Company will be entitled to a tax deduction in the same amount at the same time as the optionee realizes such income. Upon the sale of shares purchased, the optionee will realize capital gain or loss measured by the difference between the amount realized on the sale and the fair market value of the shares at the time of exercise. Such capital gain or loss will be short-term or long-term, depending upon the length of time the shares were held by the optionee.

            An employee will not recognize income upon the grant of an incentive stock option or, except as noted below, upon the exercise of an incentive stock option and the Company will not be entitled to a deduction in respect thereof. Unless shares acquired upon exercise are disposed of within two years of the date of grant or within one year of exercise, upon the sale of such shares, the optionee will realize capital gain or loss measured by the difference between the amount realized on the sale and the price paid for the shares. If a sale is made prior to either of such dates, an optionee will recognize ordinary income, and the Company will be entitled to a deduction to the extent of the excess of the fair market value of the shares at the time of exercise or the amount realized on the sale (whichever is less) over the option price. The balance of any gain realized will be treated as long-term or short-term capital gain, depending upon the length of time the shares were held by the optionee.

            The excess of the fair market value of incentive option stock at the time of exercise over the option price may constitute an item of tax preference for purposes of the alternative minimum tax. Thus, under certain circumstances, the exercise of an incentive stock option may result in a tax at the time of exercise. The basis of the shares is increased by the amount treated as a tax preference item.

Audit Committee Report


      Each member of the Audit Committee is independent in the judgment of the Corporation's Board of Directors and as required by the listing standards of the National Association of Securities Dealers. The Audit Committee operates under the Charter of the Audit Committee adopted by the Board of Directors in December, 2000. The Charter is attached to this Proxy Statement as Appendix A.

      Management is responsible for preparing the Corporation's financial statements and the independent auditors are responsible for auditing those financial statements. The Audit Committee's primary responsibility is to oversee the Corporation's financial reporting process on behalf of the Board of Directors and to report the results of its activities to the Board, as described in the Charter of the Audit Committee. The principal recurring duties of the Audit Committee in carrying out its oversight responsibility include reviewing and evaluating the audit efforts of the Corporation's independent auditors, discussing with management and the independent auditors the adequacy and effectiveness of the Corporation's accounting and financial controls, and reviewing and discussing with management and the independent auditors the Corporation's quarterly and annual financial statements.

      The Audit Committee has reviewed and discussed with the Corporation's management the audited financial statement of the Corporation for the fiscal year ended September 30, 2000. The Audit Committee has also discussed with BDO Seidman LLP, the independent auditors of the Corporation, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has also received from the independent auditors written affirmation of their independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee has discussed with the auditors the firm's independence.

      Based upon the review and discussions summarized above, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Corporation, as of September 30, 2000, and for the year then ended, be included in the Corporation's Annual Report on Form 10-KSB for the year ended September 30, 2000, for filing with the U.S. Securities and Exchange Commission.

                              AUDIT COMMITTEE:
                              CHRISTOPHER T. LINEN - CHAIRMAN
                              MICHAEL MICHAELSON

Auditor Independence


      For the year ended September 30, 2000, the Corporation paid BDO Seidman LLP, its independent auditors, the following fees for audit and non-audit services, respectively:

Audit Fees..............................$ 89,000
All Other Fees(a).......................$ 32,000
                                        --------
                                        $121,000

(a) Consists of $26,000 for tax services and $6,000 for their audit of the Company's 401(k) plan.

The Audit Committee concluded that the non-audit services did not adversely impact the independence of BDO Seidman LLP.

Compliance with Section 16(a) of the
Securities Exchange Act of 1934
------------------------------------

            Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

            To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during the fiscal year ended September 30, 2000 all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

INFORMATION CONCERNING CERTAIN STOCKHOLDERS

            No persons (other than Mark Hopkinson (who is also the only executive officer of the Company named in the Summary Compensation Table of the Company), P.K. Bartow, Salvator Baldi and Michael Michaelson, each of whose shareholdings are set forth above and each of whose address is 325 Duffy Avenue, Hicksville, New York 11801), to the knowledge of the Board of Directors of the Company, owned beneficially more than five percent of any class of the outstanding voting securities of the Company as of January 15, 2001. The shareholdings of all directors and executive officers of the Company as a group, as of such date (according to information furnished by them to the Company), are set forth in the following table. Except as indicated in the footnotes to the table, all of such shares are owned with sole voting and investment power.

                                 Shares of Common
                                   Stock Owned
Name                               Beneficially        Percent of Class
----                             ----------------      ----------------
All Executive Officers and         3,177,251(1)             50.88%
Directors as a Group (7
persons)


(1) See footnotes (2) through (6) on pages 3 and 4. Also includes 282,400 shares represented by 10,000 currently exercisable options held by Andrew
      J. Beck, Assistant Secretary of the Company, and 272,400 options (198,400 currently exercisable and the balance vesting in periods out through fiscal 2004) held by Paul M. Cervino, President, Principal Operating Officer, Principal Financial Officer, Principal Accounting Officer and Treasurer.





            II. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

            The Board of Directors of the Company has selected BDO Seidman, LLP to serve as independent auditors for the Company for the fiscal year ending September 30, 2001. The Board of Directors considers BDO Seidman, LLP to be eminently qualified.

            Although it is not required to do so, the Board of Directors is submitting its selection of the Company's auditors for ratification at the Meeting, in order to ascertain the views of stockholders regarding such selection. If the selection is not ratified, the Board of Directors will reconsider its selection.

            The Board of Directors recommends that stockholders vote FOR ratification of the selection of BDO Seidman, LLP to examine the financial statements of the Company for the Company's fiscal year ending September 30, 2001. It is the intention of the persons named in the accompanying form of Proxy to vote the shares of Common Stock represented thereby in favor of such ratification unless otherwise instructed in such Proxy.

            A representative of BDO Seidman, LLP will be present at the Meeting, with the opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions.

            III. APPROVAL OF AMENDMENT TO THE 1993 STOCK OPTION PLAN

            There will be presented to the stockholders at the Meeting a proposal to amend the Plan to increase from 1,500,000 to 2,000,000 the number of shares of Common Stock available for options under the Plan by deleting the first sentence of Section 3 and substituting in place thereof the following sentence:

            "There shall be available for options under the Plan a total of 2,000,000 shares of Stock, subject to any adjustments which may be made pursuant to Section 5 (f) hereof."



As of January 31, 2001, options to purchase 1,437,900 shares of Common Stock were outstanding under the Plan.



            The Board of Directors believes that the future success of the Company depends upon attracting and retaining qualified management and employees, and that the foregoing amendment will assist the Company in attracting and retaining persons of superior ability. The Board of Directors believes that the amendment is in the best interests of the Company. See "I. Election of Directors" above for additional information regarding the Plan.

            The foregoing amendment has been adopted by the Board of Directors, subject to stockholder approval. The amendment will not become effective unless approved by a majority of the shares of Common Stock present and voting at the Meeting. The Board of Directors recommends that the stockholders vote FOR adoption of the amendment to the Plan. It is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby FOR adoption of the amendment to the Plan unless otherwise instructed therein.

                                IV. OTHER MATTERS

            The Board of Directors of the Company does not know of any other matters which may be brought before the Meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in accordance with their judgment on such matters.

                                V. MISCELLANEOUS

            If the accompanying form of Proxy is executed and returned, the shares of Common Stock represented thereby will be voted in accordance with the terms of the Proxy, unless the Proxy is revoked. If no directions are indicated in such Proxy, the shares represented thereby will be voted IN FAVOR of the nominees proposed by the Board of Directors in the election of directors and FOR the ratification of the Board of Directors' selection of independent auditors for the Company and the amendment to the plan.

            All costs relating to the solicitation of Proxies will be borne by the Company. Proxies may be solicited by officers, directors and regular employees of the Company personally, by mail or by telephone or telegraph, and the Company may pay brokers and other persons holding shares of stock in their names or those of their nominees for their reasonable expenses in sending soliciting material to their principals.

            It is important that Proxies be returned promptly. Stockholders who do not expect to attend the Meeting in person are urged to mark, sign and date the accompanying form of Proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that their votes can be recorded.

STOCKHOLDER PROPOSALS

            Stockholder proposals intended to be presented at the 2002 Annual Meeting of Stockholders of the Company must be received by the Company by November 1, 2001 in order to be considered for inclusion in the Company's Proxy Statement relating to such Meeting. In the event that a stockholder fails to notify the Company by January 15, 2002 of an intent to be present at the Company's 2002 Annual Meeting of Stockholders in order to present a proposal for a vote, the Company will have the right to exercise its discretionary authority to vote against the proposal, if presented, without including any information about the proposal in its proxy materials.




ANNUAL REPORT ON FORM 10-KSB

            A copy of the Company's Annual Report on Form 10-KSB, including the financial statements and financial statement schedules for the fiscal year ended September 30, 2000, which has been filed with the Securities and Exchange Commission, is being included with the mailing of this Proxy Statement.

Hicksville, New York
March 1, 2001

APPENDIX A.



                             AUDIT COMMITTEE CHARTER




This charter defines the Purpose, Membership, and Responsibilities of the Audit Committee of the Board of Directors of Allied Devices Corporation.

PURPOSE:
The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process by over viewing, at a minimum, the following:
      o The financial reports and other financial information provided by the Company to any governmental or regulatory body, the public, or other users thereof;
      o     The Company's systems of internal accounting and financial controls;
            and
      o The annual independent audit of the Company's financial statements. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors and/or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

MEMBERSHIP:
By June 14, 2001, and thereafter, the Audit Committee shall be comprised of no less than three members of the Board of Directors, and the Committee's composition will meet the requirements of the Audit Committee Policy of the NASD. Accordingly, all of the members of the Audit Committee will be Directors who: (1) have no relationship to the Company that may interfere with the exercise of their independence from management of the Company; and (2) are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. Beginning in 2001, at least one member of the Committee will have accounting or related financial management expertise.

RESPONSIBILITIES:
The Committee's job is exclusively one of oversight, and it recognizes that: (1) the Company's management is responsible for preparing the Company's financial statements; (2) the outside auditors are responsible for auditing those statements; (3) the Company's financial management and outside auditors have more time, knowledge and detailed information on the Company than do the members of the Committee. Consequently, the Committee is not providing any expert or special assurances as to the Company's financial statements or any professional certification as to the outside auditor's work. The following shall be the common recurring activities of the Committee in carrying out its oversight function:
      o The Committee shall review with management and the outside auditor the audited financial statements to be included in the Company's Annual Report on Form 10-K (or

            10-KSB) and review and consider with the outside auditor the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61;
      o The Committee (as a whole or through the Committee chairperson) shall review with the outside auditor the Company's interim financial results to be included in the Company's quarterly reports to be filed with the Securities and Exchange Commission and the matters required to be discussed by SAS No. 61, such review to be completed prior to the Company's filing of the related Form 10-Q (or 10-QSB);
      o     The Committee shall discuss with management and the outside auditor the quality and adequacy of the Company's internal controls;
      o     The Committee shall (1) annually request from the outside auditor a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1; (2) discuss with the outside auditor any such disclosed relationships and their impact on the auditor's independence; and (3) recommend that the Board of Directors take appropriate action to oversee the independence of the outside auditor;
      o The Committee, subject to any action that may be taken by the full Board of Directors or the shareholders, shall have the ultimate authority and responsibility to select, evaluate and (if and when appropriate) replace the outside auditor.
      o The Committee shall, annually, review the adequacy of this Charter, recommending changes (if any) for approval and enactment by the full Board of Directors.

These functions are set forth as a guide, with the understanding that the Committee may deviate from this guide as it deems appropriate.

                           ALLIED DEVICES CORPORATION
            PROXY -- ANNUAL MEETING OF STOCKHOLDERS -- APRIL 17, 2001

     The undersigned, a stockholder of ALLIED DEVICES CORPORATION, does hereby appoint MARK HOPKINSON and PAUL M. CERVINO, or either of them, his proxies, with full power of substitution or resubstitution, to appear and vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Tuesday, April 17, 2001 at 9:30 A.M., local time, or at any adjournment thereof, upon such matters as may properly come before the meeting.


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby instructs said proxies or their substitutes to vote as specified below on each of the following matters and in accordance with their judgment on any other matters which may properly come before the Meeting.


1. Election of Directors,
   FOR all nominees listed below [_]              WITHHOLD AUTHORITY [_]
   (except as marked  to the contrary below)      to vote for all nominees listed below




                 Mark Hopkinson, P.K. Bartow, Salvator Baldi,
                  Christopher T. Linen and Michael Michaelson

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.)


--------------------------------------------------------------------------------
2. Ratification of appointment of BDO Seidman, LLP as independent auditors for the fiscal year ending September 30, 2001.
   FOR [_]   AGAINST [_]   ABSTAIN [_]




                             (Continued and to be completed on the Reverse Side)

(Continued From Other Side)


3. Amendment of the Company's 1993 Stock Option Plan to increase from 1,500,000 to 2,000,000 the number of shares of Common Stock available for options.
   FOR [_]   AGAINST [_]   ABSTAIN [_]


          The Board of Directors favors a vote "FOR" each item.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED THEY WILL BE VOTED IN FAVOR OF THE ITEM(S) FOR WHICH NO DIRECTION IS INDICATED.

IMPORTANT: Before returning this Proxy, please sign your name or names on the line(s) below exactly as shown thereon. Executors, administrators, trustees, guardians or corporate officers should indicate their full titles when signing. Where shares are registered in the name of joint tenants or trustees, each joint tenant or trustee should sign.



                     Dated:                       , 2001
                           -----------------------

                     ------------------------------ (L.S.)

                     ------------------------------ (L.S.)
                     Stockholder(s) Sign Here

                     PLEASE MARK, SIGN, DATE AND RETURN
                     THIS PROXY CARD PROMPTLY USING THE
                     ENCLOSED ENVELOPE.